UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2011

TIDEWATER INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-6311	72-0487776
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Poydras Street, Suite 1900 New Orleans, Louisiana		70130
(Address of principal executive offices)		(Zip Code)

(504) 568-1010

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

Tidewater Inc. (the “Company”) held its 2011 annual meeting of stockholders (the “Annual Meeting”) on July 14, 2011 in New Orleans, Louisiana. As of May 27, 2011, the record date for the meeting, the Company had 51,868,625 shares of common stock outstanding. Of that number, 46,348,621 full shares were represented in person or by proxy at the Annual Meeting. The Company’s stockholders voted on the following four proposals at the Annual Meeting, casting their votes as described below.

Proposal 1: Election of Twelve Directors

Each of the individuals listed below was elected at the Annual Meeting to serve a one-year term on the Company’s Board of Directors (the “Board”).

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
M. Jay Allison	42,476,921	122,387	3,749,237
James C. Day	41,824,584	774,725	3,749,237
Richard T. du Moulin	41,729,139	870,169	3,749,237
Morris E. Foster	41,703,740	895,568	3,749,237
J. Wayne Leonard	42,492,561	106,747	3,749,237
Jon C. Madonna	33,992,084	8,607,225	3,749,237
Joseph H. Netherland	41,692,782	906,526	3,749,237
Richard A. Pattarozzi	34,364,854	8,234,454	3,749,237
Nicholas J. Sutton	41,706,739	892,569	3,749,237
Cindy B. Taylor	42,462,929	136,379	3,749,237
Dean E. Taylor	41,309,958	1,289,350	3,749,237
Jack E. Thompson	41,479,146	1,120,162	3,749,237

Proposal 2: Advisory Say-on-Pay Vote

Proposal 2 was an advisory vote on executive compensation as disclosed in the proxy materials for the Annual Meeting. This advisory vote was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,167,261	1,266,539	165,508	3,749,237

Proposal 3: Advisory Say-on-Pay Frequency Vote

Proposal 3 was an advisory vote on how frequently the Company should hold an advisory vote on executive compensation.

1 year	2 years	3 years	Abstentions	Broker Non-Votes
37,141,587	272,847	5,031,330	153,544	3,749,237

Of the total votes cast, over 87% voted for a say-on-pay vote every year, less than 1% voted for a say-on-pay vote every two years and just under 12% voted for a say-on-pay vote every three years. Based on these results and consistent with the Board’s previous recommendation, the Board has determined that the Company will hold an advisory say-on-pay stockholder vote every year.

Proposal 4: Ratification of the Appointment of Auditors

Proposal 4 was a proposal to ratify the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2012. This proposal was approved.

Votes For	Votes Against	Abstentions
46,076,798	248,975	22,772

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIDEWATER INC.

July 18, 2011	/s/ Bruce D. Lundstrom
Bruce D. Lundstrom
Executive Vice President, Secretary and General Counsel